                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

   The undersigned directors and officers of Applied Materials, Inc., a Delaware corporation (the "Company") constitute and appoint James C. Morgan and Gerald F. Taylor, and each one of them with full power to act without the other, such person's true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute in the name and on behalf of the undersigned as such director or officer a Registration Statement on Form S-3 or other appropriate form, under the Securities Act of 1933, as amended, with respect to shares of Common Stock and Debt Securities of the Company, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file such Registration Statement and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June 1995.

                                          /s/ JAMES C. MORGAN
- --------------------------------          ---------------------------------
Michael H. Armacost                       James C. Morgan
Director                                  Chairman, Chief Executive Officer
                                          and Director
                                          (Principal Executive Officer)

/s/ HERBERT M. DWIGHT, JR.
- ---------------------------------
Herbert M. Dwight, Jr.
Director                                  /s/ JAMES W. BAGLEY
                                          --------------------------------
                                          James W. Bagley
/s/ GEORGE B. FARNSWORTH                  Vice Chairman, Chief Operating Officer
- ---------------------------------         and Director
George B. Farnsworth
Director
                                          /s/ DAN MAYDAN
/s/ PHILIP V. GERDINE                     ---------------------------------
- ---------------------------------         Dan Maydan
Philip V. Gerdine                         President and Director
Director

/s/ TSUYOSHI KAWANISHI                    /s/ GERALD F. TAYLOR
- ---------------------------------         ---------------------------------
Tsuyoshi Kawanishi                        Gerald F. Taylor
Director                                  Senior Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)
/s/ PAUL R. LOW
- ---------------------------------
Paul R. Low
Director
                                          /s/ MICHAEL K. O'FARRELL
                                          ---------------------------------
/s/ ALFRED J. STEIN                       Michael K. O'Farrell
- ---------------------------------         Corporate Controller
Alfred J. Stein                           (Principal Accounting Officer)